ChinaCast Education Corporation

The Rise of the For Profit Education Industry in China

October 2007
OTC Symbol: CEUC.OB
www.chinacasteducation.com


e-learning


双威通讯



双威
ChinaCast

Safe Harbor Statement

This presentation contains forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward looking statements can be identified by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements.

ChinaCast may also make written or oral forward-looking statements in its periodic reports to the U.S. Securities and Exchange Commission, in its annual report to shareholders, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about ChinaCast's beliefs and expectations, are forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties. Further information regarding these risks and uncertainties is included in our registration statement and other documents filed with the Securities and Exchange Commission.

ChinaCast does not undertake any obligation to update any forward-looking statement, except as required under applicable law.

Corporate Overview


e-learning

- Leader in e-learning and training services in the rapidly growing China education sector
- Established in 1999 and headquartered in Beijing with over 300 employees
- Common stock (CEUC.OB), warrants (CEUCW.OB) and units (CEUCU.OB) currently quoted on OTC BB
  - Applied for NASDAQ Capital Market listing July 2007; listing expected Q4
- Market Capitalization: $122M (As of 10/1/2007)
- Cash Balance: $91M (as of 6/30/07; no debt)
- Issued Shares: 27.3M
- Warrants – 9M shares, exercise price $5.00; callable at $0.01 if the stock closes at $8.50 or higher for any 20 consecutive trading days
- Key Shareholders: Management (24%), Hughes Network Systems (13%), Intel Capital (9%)


双威通讯



双威 ChinaCast

We Have a Nationwide E-Learning Network…


ASIASAT 3S
UP TO 45 Mbps
UP TO 256 Mbps
DDN 34 Mbps
INTERNET
BRANCH OFFICE
REMOTE CLASSROOM
SOFTWARE+ APPLICATIONS
NEWS+ REFERENCE MATERIAL
TRAINING STUDIO
COURSEWARE
LECTURER

- **Network Operations Center in Beijing broadcasting via AsiaSat 3s Ku-band Satellite**
- **Nationwide broadband VSAT, ISP and ICP license from MII**
- **Proprietary interactive e-learning software platform**
- **Over 7,000 remote e-learning centers**





双威 ChinaCast

With Multiple Streams of Recurring Service Income

2006 Revenue $22.3M

K-12
41%



Teacher training content broadcast to over 6,500 K-12 schools
(subscription based revenue model)

Post-Secondary
38%


清華園

Distance learning services to
15 universities - over 116,000 students
(tuition based revenue model)

Vocational/Career
21%



Training services for government ministries and corporate enterprises
(tuition and subscription based revenue model)

We Have a Proven Track Record



US $M
$25
$20
$15
$10
$5
$0
60%
50%
40%
30%
20%
10%
0%
Margin %
First Half 2007
Revenue
Gross Profit
Net Income
Gross Margin
Net Margin
2004
2005
2006
1H 2007

Notes:

2. Exchange Rate Used: US$= RMB 7.6
3. 2004 includes $2.88m in share option expenses. The figure for 2005 was $0.24m.
4. 2006 is shown before non-recurring charges of $2.2m due to amortization of intangibles and professional fees associated with merger

双威 ChinaCast

Our Management Team is Seasoned & Experienced

Name	Title	Background
Ron Chan	Chairman and CEO	Unisys, TVH Founder
Yin Jian Ping	Vice Chairman	Tibet Finance Ministry
Antonio Sena	Chief Finance Officer	Fujitsu
Li Wei	Chief Operating Officer	Orient Satellite
Michael Santos	Chief Marketing Officer	Hughes Network Systems
Jim Ma	Chief Accounting Officer	Lippo Securities

Extensive Experience Working With Public Shareholders in China, Hong Kong, Singapore and US Stock Exchanges.

Members of Our Board of Directors Have Strong Leadership Experience

Name	Title	Background
Ron Chan	Chairman and CEO	Unisys, TVH Founder
Yin Jian Ping	Vice Chairman	Tibet Finance Ministry
Justin Tang	Non-Executive Director	General Partner of Blue Ridge China; Co-founder of E-Long and Asia.com
Daniel Tseung	Non-Executive Director	MD of Sun Hung Kai Properties Direct Investment Ltd; Independent Director of RCN, Owens Corning
Richard Xue	Non-Executive Director	Ex-CFO Target Media, E-Long

For Profit Education is the Next Wave of the Transformation of Education in China

Compelling economics and fundamentals for high-quality education services:

- Enrollment growth has been strong; good visibility on revenue (students & tuition) and earnings growth
- Business model is highly scalable; high barriers to entry
- Pressure on budgets has limited growth at PRC public educational institutions and created shortage of physical space
  - In 2005, the PRC had over 100m university qualified applicants but only 15m physical seats
- The PRC for-profit education industry is still in its infancy. More advanced markets such as the US provide good playbook for growth.

(Fall 2005)	USA	PRC
Students	82m	235m
Teachers	4.5m	10m
K-12 Schools	125k	550k
Post-Sec Schools	*4,182*	*1,792*

Source: US DOE, PRC Min. of Education

双威 ChinaCast

Growth in Education Services in China is Very Strong



CAGR of 13.5% for Consumer Spending 2003A-2010E

750m Workers to Up-Grade Job Skills

600m Pop in Prime Education Age (5-29)

10% of HH Income Spent on Education; One Child Policy

Govt. spend is 3.8% of GDP, up $26Bn from '04-'05

World's Largest Education System

Underlying Macroeconomic Fundamentals are Solid

双威 ChinaCast

Source: US DOE, PRC Min. of Education, Economic Intelligence Unit

Demand for Post-Secondary Education Services is Taking Off

Post Secondary Enrollment
(CAGR: USA 1%, PRC 23%)



Students (m)
25
20
15
10
5
0
2002
2003
2004
2005
2006e
2007e
USA
PRC

Impact of Education on Median Annual Salaries in the PRC



250
200
150
100
50
0
1.0x
1.7x
2.3x
Below Assoc Deg.
Assoc. Deg.
Bachelor Deg.

** In 2005, the PRC had almost the same number of post-secondary students as the US (~16M) but less that half the number of schools (US-4,182; PRC-1,792)*

双威 ChinaCast

Sources: US Dept. of Education, PRC Ministry of Education, ChinaHR

Demand for Online Education Services is Taking Off

Estimated Online Education Market Size

(CAGR: USA 33%, PRC 27%)



US $B
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2004
2005
2006
2007

Internet Statistics

(July 2007)	USA	PRC
Internet Users	233m	162m
Penetration (% Pop)	70%	12%
Growth (2000-2007)	115%	620%

Source: iResearch PRC Distance Learning Report, Eduventures, InternetWorldStats.com

双威 ChinaCast

Demand for English Training Services is Taking Off

PRC English Language Training Market



US $B
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
CAGR 12%
2004
2006e
2008e
2010e

% Increase in Salary Due to English Training Level



100
75
50
25
0
24%
73%
Mid-Level
Advanced English

Source: China Education & Training Industry Report, ChinaHR.com

Our Goal is to Be a Leading PRC For-Profit Education Company

Our Strategy Is To:

3. Continue to Grow Existing E-Learning Business as the PRC internet service market expands

5. Acquire schools and education content to transition from a B2B e-learning provider to a B2C nationwide education brand

Our Long Term Strategic Goal is to be China's Apollo, Strayer, DeVry, etc.

Estimated Revenue Mix



% Revenue
100
80
60
40
20
0
2006
2007e
2008e
2009e
E-Learning
Schools

双威 ChinaCast

Our Strategic Aims

- Continue to grow existing E-Learning business in most promising sectors where private enterprise can play a larger role and add more value
- Post-secondary
  - Existing partner universities continue to increase number of degree programs and student enrollments
  - It is expected that the Min. of Education will issue additional post-secondary distance licenses in the future (currently only 67 out of 1,760 universities have licenses)
- Vocational/career segments
  - Expansion of government networks (i.e., Min. of Labor, Min. of Coal, etc.)
- K-12 segment
  - Roll out of K-12 student & school assessment services JV with Beijing Normal University







Our Strategic Aims (cont'd)

Deploy US$130M post warrants to acquire and develop



- **Disciplined M&A strategy based on the following criteria:**
  - Must provide risk adjusted returns in excess of our cost of capital
  - Must benefit from network synergies
  - Must benefit from our management expertise
  - Must be accretive to earnings within a reasonable time period

Post Secondary Schools

- Over 300 private universities in China
- We hope to acquire a minimum of 1-2 universities per year
- Transition company from B2B e-learning provider to B2C nationwide education name

Vocational/Career Schools

- Expand Daily English nationwide and expand course offerings
- New vocational/career school acquisition targets (IT/Media, Management, Finance, Health)

Recent Steps Toward Our Goal:

1 Signed MOU to acquire a majority stake in Wuhan Media & Communications College.

2 Roll-out of ChinaCast Language Training Schools

Wuhan Media & Communications College (WMCC) Acquisition Target

- WMCC is an independent college affiliated with Huazhong Normal University in Wuhan, one of the top 5 education cities in China
- Campus of over 210,000 sq. meters, 350 full-time teaching staff
- 6,500 on-campus students expected to be enrolled for the 2007 fall semester
- WMCC offers job-oriented 4 year bachelor degrees and 2 year diploma degrees in IT, digital media, computer animation, news production, e-commerce, business management, music, performing arts and English
- Degree and diploma programs fully accredited by the Ministry of Education



Wuhan Media & Communications College (WMCC) Acquisition Target (cont'd)

- ChinaCast has signed MOU to acquire 51% of WMCC for approximately US$30-$32m
- Acquisition to include real estate, buildings, management team and faculty
- WMCC has estimated its revenue and net profit for FY2007 (beginning Sept. 2007) is $10.9m and $3.9m respectively (based on 6,500 students enrolled)
- 5 year stand alone revenue CAGR is estimated by WMCC to be 32% with FY2011 revenue and net profit to be $22.3m and $8.7m respectively (based on 11,000 students enrolled)
- Acquisition expected to be completed in December 2007 and be accretive starting Q1 2008
- Operating leverage and synergy with ChinaCast nationwide e-learning network, Daily English training schools and foreign education joint degree partnerships



WMCC's
Stand Alone Business Plan
US$M
Students
$25
$20
$15
$10
$5
$0
12,000
10,000
8,000
6,000
4,000
2,000
0
2006
2007
2008
2009
2010
2011
Revenue
Net Profit
Students
School Year

双威 ChinaCast

ChinaCast Language Training Schools

- First bricks and mortar school acquisition and entry into the US$2B PRC language training market
- Commenced operations of initial 8 Daily English schools in Beijing in July 2007
- Daily English earnings to start contributing in Q3 2007
- Will expand to 20 nationwide training centers by end of 2008
- Major corporate customers including: Nokia, Microsoft, Toyota, Motorola, Lucent, Min. of Public Security
- Leveraging of ChinaCast's nationwide network of classrooms positions the company for fast growth




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ChinaCast Investment Highlights

- **Attractive Financial Model in Exciting Consumer Growth Sector in China**
  - High Margin, Cash Generative, Recurring Service Income

- **Seasoned Management Team with Proven Track Record of Execution and Corporate Governance**
  - Built a $23m revenue education-focused service business from origins in the IT/Telecom industry
  - 5 year history of profitability and cash flow generation

- **Strong Balance Sheet ($130M cash post warrants)**
  - Ready to pursue value-enhancing M&A opportunities

- **Unique Positioning in Education Sector**
  - Long term trusted relationships with post-secondary institutions and the Ministry of Education
  - Perception as a domestic company allows for controlling interest opportunities
  - Perception as a foreign partner makes us welcomed by the government looking to bring foreign investment with access to US capital markets







Appendix

- FY 2007 Second Quarter and 6 Month Financial Highlights

FY 07 Q2 Income Statement Highlights

	2Q FY06 (RMB m)	2Q FY07 (RMB m)	2Q FY07 (US$ m)	Y/Y Change
Revenue	39.60	42.27	$5.6	+7%
Service	28.21	34.49	$4.5	+22%
Equipment	11.39	7.78	$1.0	-32%
Gross Profit	18.12	23.77	$3.1	+31%
Gross Margin	46%	56%	-	+10pts
SG&A	9.70	13.02	$1.7	+34%
SG&A/Revenue	24%	31%	-	+7pts
Income from Operations	12.35	15.59	$2.1	+26%
Operating Margin	31%	37%	-	+6pts
Net Income	7.59	14.07	$1.9	+85%
Net Margin	19%	33%	-	+14pts
Income Per Share (Basic)	0.46	0.52	$0.07	+13%
Income Per Share (Diluted)	0.44	0.49	$0.07	+11%

双威 ChinaCast

FY 07 First Half Income Statement Highlights

	1H FY06 (RMB m)	1H FY07 (RMB m)	1H FY07 (US$ m)	Y/Y Change
Revenue	82.04	82.13	$10.8	+0%
Service	58.81	68.02	$9.0	+16%
Equipment	23.23	14.11	$1.9	-39%
Gross Profit	38.85	46.63	$6.1	+23%
Gross Margin	46%	57%	-	+11pts
SG&A	17.98	23.77	$3.1	+32%
SG&A/Revenue	22%	29%	-	+7pts
Income from Operations	26.46	31.59	$4.2	+19%
Operating Margin	32%	39%	-	+7pts
Net Income	16.79	27.04	$3.6	+61%
Net Margin	21%	33%	-	+12pts
Income Per Share (Basic)	1.01	1.05	$0.14	+4%
Income Per Share (Diluted)	0.96	0.99	$0.13	+3%

First Half FY 2007 Financial Highlights

- Cash and Cash Equivalents - US$91M (no debt)
- Total common shares issued: 27.3 million
- Applied for NASDAQ Capital Market listing on July 26, 2007; listing expected Q4
- **Outlook for Q3 of Fiscal Year 2007**
  - **Revenue to be in the range of US$5.6 million to US$6.0 million**